SUPPLEMENT DATED MAY 1, 2015

To Prospectus Dated May 1, 2009
 TransAccumulator® VUL II &
TransAccumulator® VUL
Issued Through Transamerica Life Insurance Co. Separate Account VUL-6

By
Transamerica Life Insurance Company

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus:

Range of Expenses for the Portfolios1, 2

The table below shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2014.  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.35%	1.70%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)3	0.35%	1.42%

1 The portfolio expenses used to prepare this table were provided to Transamerica Life by the funds.  Transamerica Life has not independently verified such information.  The expenses shown are those incurred for the year ended December 31, 2014.  Current or future expenses may be greater or less than those shown.
2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios.   A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Fund portfolios and affiliated Fund portfolios (each such portfolio an “Acquired Fund”). Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Transamerica Life took into account the information received from those funds on the combined actual expenses for each “fund of funds” and for the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., the underlying fund’s) fees and expenses for the Transamerica Series Trust asset allocation portfolios.  See the prospectuses for the Transamerica Series Trust for a presentation of all applicable Acquired Fund fees and expenses.
3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 2 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2016.

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INVESTMENT OPTIONS:

Please note the following changes to your investment options:

Effective May 1, 2015:

Transamerica AllianceBernstein Dynamic Allocation VP was renamed Transamerica AB Dynamic Allocation VP
AllianceBernstein VP Growth and Income was renamed AB VP Growth and Income
AllianceBernstein VP Large Cap Growth was renamed AB VP Large Cap Growth
UIF Global Tactical Asset Allocation Portfolio was renamed UIF Global Strategist Portfolio

Please see the fund’s prospectus for any changes regarding the portfolios listed above.

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The following is added to the section entitled “The Portfolios”:

As described in more detail in the underlying portfolio prospectuses, certain underlying portfolios employ a managed volatility strategy that is intended to reduce the underlying portfolio’s overall volatility and downside risk, and to help us manage the risks associated with providing certain guarantees under the Policies.  During rising markets, the hedging strategies employed to manage volatility could result in your Policy value rising less than would have been the case if you had been invested in an underlying portfolio with substantially similar investment objectives, securities, policies and strategies that does not utilize a volatility management strategy.  In addition, the cost of these hedging strategies may have a negative impact on performance.  On the other hand, investing in underlying portfolios with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances.   In such cases, your Policy value may decline less than would have been the case if you had not invested in underlying portfolios with a managed volatility strategy.  There is no guarantee that a managed volatility strategy can achieve or maintain the underlying portfolio’s optimal risk targets, and the underlying portfolio may not perform as expected.  Portfolios that employ a managed volatility strategy are identified by an “*” preceding the name of the portfolio in the first column of the chart below:

*	Transamerica Asset Allocation – Conservative VP
*	Transamerica Asset Allocation – Growth VP
*	Transamerica Asset Allocation – Moderate Growth VP
*	Transamerica Asset Allocation – Moderate VP
*	Transamerica International Moderate Growth VP

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The following is added to your prospectus:

Cyber Security

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your cash value. For instance, cyber-attacks may:  interfere with our processing of Policy transactions, including the processing of orders from our website or with the portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the portfolios invest, which may cause the portfolios to lose value. There can be no assurance that we, the portfolios or our service providers will avoid losses affecting your Policy that result from cyber-attacks or information security breaches.

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Illustrations:

The information included in the Illustrations section is out-of-date and should not be relied upon.

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For additional information, you may contact us at our administrative office at 1-866-844-4885, between 8:00a.m. – 6:00p.m., Central time or visit our website at: www.transamerica.com.  TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org  or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Regulatory Authority ("FINRA") describing its Public Disclosure Program.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PRODUCT PROSPECTUS